UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2020

Adesto Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37582	16-1755067
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3600 Peterson Way
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 400-0578

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IOTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.  Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak. On March 25, 2020, the SEC order was modified and superseded by a new SEC order (Release No. 34-88465) (the “SEC Order”), which, in pertinent part, extended the period during which public companies could avail themselves of such relief.

Adesto Technologies Corporation (the “Company”) will be relying on the SEC Order to delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Report”) due to circumstances related to COVID-19. In particular, COVID-19 has caused severe disruptions in travel and transportation, and limited access to the Company’s facilities following implementation of shelter-in-place orders in Santa Clara County, California, where the Company’s headquarters are located, resulting in limited support from its staff and third party contractors. This has, in turn, delayed the Company’s ability to complete an enterprise resource planning (ERP) software migration that was underway prior to the implementation of those orders, which has delayed the Company’s ability to complete its quarterly review and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than June 25, 2020 (which is 45 days from the Report’s original filing deadline of May 11, 2020).

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Exchange Act, with the following risk factor:

The recent coronavirus outbreak could have an adverse effect on our business.

COVID-19 has caused significant volatility in financial markets and has raised the prospect of an extended global recession. Public health problems resulting from COVID-19, and precautionary measures instituted by governments and businesses to mitigate the spread of COVID-19 in countries or regions where we, our customers or our suppliers operate or are considering operations, including travel restrictions and quarantines, could contribute to a general slowdown in the global economy, adversely impact the businesses of our customers, third-party foundries, assembly and testing service providers, logistic providers and other business partners, and disrupt our operations. Changes in our operations in response to COVID-19 or employee illnesses resulting from the pandemic may result in inefficiencies or delays, including in product development efforts and additional costs related to business continuity initiatives, that cannot be fully mitigated through succession planning, employees working remotely or teleconferencing technologies.

COVID-19 and related governmental reactions may have a material negative impact on our business, liquidity, results of operations, and stock price due to the occurrence of some or all of the following events or circumstances among others:

•	We may not be able to manage our business effectively due to key employees becoming ill, working from home inefficiently and being unable to travel to our facilities.

•	We and our third-party foundries and assembly and testing service providers and other business partners may be prevented from operating worksites due to employee illness or reluctance to appear at work and “stay-at-home” regulations.

•	There may be interruptions in manufacturing.

•	Industry trade shows that are important for our business and our customers may be cancelled or have decreased attendance.

•	The growth of consumer demand may slow down.

•	The operations of our customers or distributors may be disrupted thereby increasing the likelihood that our customers and distributors may attempt to delay or cancel orders, may reduce orders for our products in the future or may cease to operate as going concerns.

•	Disruptions of the operations of third party foundries and assembly and testing service providers have occurred and may continue to occur, which could impact our ability to purchase components at efficient prices and in sufficient amounts.

•	The market price of our common stock may drop or remain volatile.

•	We may incur significant employee health care costs under our insurance programs.

•	In addition, a prolonged economic downturn could result in reduced demand for our products and services.

The extent of the impact of COVID-19 on our business and financial results will depend largely on future developments, including the duration of the spread of the outbreak, the impact on capital and financial markets and the related impact on the financial circumstances of our customers, distributors and retailers, all of which are highly uncertain and cannot be predicted. This situation is changing rapidly, and additional impacts may arise that we are not aware of currently.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements contained in this report other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section and elsewhere in this report. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. In particular, the consequences of the COVID-19 outbreak to economic conditions and the industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

As used in this report, the terms “we,” “us,” and “our” mean the Company and its subsidiaries unless the context indicates otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adesto Technologies Corporation

Date: May 11, 2020	By:	/s/ Ron Shelton
	Name:	Ron Shelton
	Title:	Chief Financial Officer